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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 21, 2005

                 CWABS, INC., (as depositor under the Pooling
               and Servicing Agreement, dated as of November 1,
                2005, providing for the issuance of the CWABS,
              INC., Asset-Backed Certificates, Series 2005-13).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                        333-125164               95-4596514
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

        4500 Park Granada, Calabasas, California                   91302
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        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


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Item 8.01.    Other Events.
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Pooling and Servicing Agreement; Characteristics of Initial Mortgage Loans.
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         On November 21, 2005, CWABS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-13 (the "Certificates"). The Certificates were issued on November 21, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. A form of the Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Item 9.01.    Financial Statements and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         Exhibit No.       Description
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         4.1               Form of Pooling and Servicing Agreement

         99.1              Characteristics of Initial Mortgage Loans




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                                 Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.




                                                 By: /s/ Leon Daniels, Jr.
                                                    ---------------------------
                                                 Name:  Leon Daniels, Jr.
                                                 Title:  Vice President


Dated:  December 7, 2005


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                                 Exhibit Index
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Exhibit No.           Description
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4.1                   Form of Pooling and Servicing Agreement

99.1                  Characteristics of Initial Mortgage Loans



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